UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2022

CLEARWATER PAPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34146	20-3594554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Riverside Ave., Suite 1100 Spokane, WA	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (509) 344-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CLW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Approval of Amended Annual Incentive Plan

On May 16, 2022, the Compensation Committee of the Board of Directors of Clearwater Paper Corporation (the “Company”) approved amendments to the Company’s Annual Incentive Plan (the “Incentive Plan”). The Incentive Plan is designed to link compensation to annual Company performance by awarding cash bonuses for achieving pre-established performance goals. The amendments approved by the Compensation Committee include additional flexibility to set performance goals and make adjustments in future periods, including for strategic and ESG objectives; discretion to adjust awards upwards or downwards; increased dollar limits on awards for the CEO ($3.0 million) and other participants ($2.0 million); and discretion for the Committee to terminate or recoup an award in the event of an action by a plan participant that results in reputational harm to the Company.

The above summary is qualified in its entirety by reference to the text of the Incentive Plan, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders

The matters listed below were submitted to a vote of the stockholders at the Annual Meeting through the solicitation of proxies, and the proposals are described in the Company’s proxy statement filed with the SEC on April 5, 2022 (the “Proxy Statement”). The certified results of the stockholder vote are as follows:

Proposal 1 – Election of Directors

The following individuals were elected to serve as Class II Directors to hold office until the 2025 Annual Meeting of Stockholders or until the respective successors are duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
Kevin J. Hunt	14,144,706	380,252	13,865	1,212,530
Ann C. Nelson	13,606,323	919,011	13,489

Proposal 2 – Ratification of the Appointment of KPMG, LLP as Independent Registered Public Accounting Firm for 2022

The stockholders ratified the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for 2022:

For	Against	Abstain
15,644,038	65,991	41,324

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation

The compensation of the named executive officers as disclosed in the Company’s Proxy Statement pursuant to Item 402 of Regulations S-K was approved, on an advisory basis, by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
14,108,914	409,042	20,867	1,212,530

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Clearwater Paper Corporation Amended and Restated Annual Incentive Plan, effective as of January 1, 2022.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2022

CLEARWATER PAPER CORPORATION

By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary

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